EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Panera Bread Company on Form 10-K for the fiscal year ended December 28, 2010 (the “Annual Report”), as filed with the Securities and Exchange Commission, we, William W. Moreton, President and Chief Executive Officer, and Jeffrey W. Kip, Senior Vice President, Chief Financial Officer, certify, to the best of our knowledge and belief, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of Panera Bread Company.

Date: February 22, 2011	/s/ WILLIAM, W. MORETON
William W. Moreton
President and Chief Executive Officer

Date: February 22, 2011	/s/ JEFFREY W. KIP
Jeffrey W. Kip
Senior Vice President, Chief Financial Officer